                                                                    Exhibit 4.17


                          THIRD SUPPLEMENTAL INDENTURE

      THIS THIRD SUPPLEMENTAL INDENTURE (this "SUPPLEMENT"), dated as of [ ], 2002, among AT&T Corp., a corporation duly organized and validly existing under the laws of the State of New York (the "COMPANY"), AT&T Broadband Corp., a corporation duly organized and validly existing under the laws of Delaware ("BROADBAND") and The Bank of New York, a corporation duly organized and validly existing under the laws of New York, as Trustee (the "TRUSTEE") under the Indenture, dated as of September 7, 1990, between the Company and the Trustee, the First Supplemental Indenture, dated as of October 30, 1992, between the Company and the Trustee and the Second Supplemental Indenture, dated as of [ ], 2002, between the Company and the Trustee (as so modified, the "INDENTURE"). Capitalized terms used in this Supplement and not otherwise defined herein shall have the meanings set forth in the Indenture.

                                    RECITALS

      WHEREAS, the Company has entered into an Agreement and Plan of Merger by and among the Company, Broadband, Comcast Corporation, AT&T Broadband Acquisition Corp., Comcast Acquisition Corp. and AT&T Comcast Corporation dated as of December 19, 2001, as it may be amended, supplemented or otherwise modified from time to time, whether prior to or after the date hereof (the "MERGER AGREEMENT");

      WHEREAS, in connection with the Merger Agreement, the Company is offering to exchange certain of its Securities for a like principal amount of Broadband Exchange Notes (as defined below),

      WHEREAS, in accordance with Sections 2.02, 9.01, 10.04 and 10.05 of the Indenture, the Company may provide for the issuance of and establish the form and terms and conditions of any series of Securities to be issued under the Indenture by an indenture supplemental thereto without the consent of any holder of Securities thereunder;

      WHEREAS, the Company and Broadband desire to provide for the issuance of and establish the form and certain terms and conditions of (1) the 7.00% Broadband Exchange Notes Due May 15, 2022, (2) the 7.50% Broadband Exchange Notes Due January 1, 2006, (3) the 7.75% Broadband Exchange Notes Due March 1, 2007, (4) the 6.00% Broadband Exchange Notes Due March 15, 2009, (5) the 8.125% Broadband Exchange Notes Due January 15, 2022, (6) the 8.125% Broadband Exchange Notes Due July 15, 2024, (7) the 8.35% Broadband Exchange Notes Due January 15, 2025 and (8) the 8.625% Broadband Exchange Notes Due December 1, 2031 (each a separate Series under the Indenture and collectively, the "BROADBAND EXCHANGE NOTES") in accordance with Sections 2.02 and 9.01 of the Indenture and has requested the Trustee to join with it in the execution and delivery of this Supplement; all requirements necessary to make this Supplement a valid instrument, in accordance with its terms, have been met; and the execution and delivery hereof have been in all respects duly authorized;

      WHEREAS, the Company and Broadband desire to provide for the mandatory exchange at the Effective Time (as defined in the Merger Agreement) of the Broadband Exchange Notes of each Series for New Broadband Notes issued under the Broadband Indenture (as defined below);

      NOW, THEREFORE, for good and valuable consideration the sufficiency of which is hereby recognized, and intending to be legally bound, the parties to this Supplement hereby agree as follows:

                                    ARTICLE 1

  ESTABLISHMENT OF CERTAIN TERMS AND THE FORMS OF THE BROADBAND EXCHANGE NOTES

     Section 1.01. Broadband as Co-Issuer of Broadband Exchange Notes, Issuer of New Broadband Notes. Broadband, by its execution of this Supplement, agrees (a) to jointly and severally issue the Broadband Exchange Notes with the Company and to be bound by the terms of the Indenture applicable to the Broadband Exchange Notes to the same extent as the Company as if Broadband were a party thereto directly, subject to the terms hereof and (b) to issue the New Broadband Notes pursuant to the terms of the Broadband Indenture (as defined below) in exchange for the Broadband Exchange Notes in connection with the Mandatory Exchange described in Section 1.02.

     Section 1.02. Mandatory Exchange. (a) As of the Effective Time (as defined above), each $1,000 principal amount of Broadband Exchange Notes of a Series shall be mandatorily exchanged (the "MANDATORY EXCHANGE") at the applicable exchange ratio set forth below for New Broadband Notes for such Series as follows:

                                   EXCHANGE
    BROADBAND EXCHANGE NOTES        RATIO           NEW BROADBAND NOTES
    ------------------------        -----           -------------------

7.00% Broadband Exchange Notes
  Due May 15, 2022..............              New Broadband Notes Due [  ], 2013

7.50% Broadband Exchange Notes
  Due January 1, 2006...........              New Broadband Notes Due [  ], 2013

7.75% Broadband Exchange Notes
  Due March 1, 2007.............              New Broadband Notes Due [  ], 2013

6.00% Broadband Exchange Notes
  Due March 15, 2009............              New Broadband Notes Due [  ], 2013

8.125% Broadband Exchange Notes
  Due January 15, 2022..........              New Broadband Notes Due [  ], 2022

8.125% Broadband Exchange Notes
  Due July 15, 2024.............              New Broadband Notes Due [  ], 2022

8.35% Broadband Exchange Notes
  Due January 15, 2025..........              New Broadband Notes Due [  ], 2022

8.625% Broadband Exchange Notes
  Due December 1, 2031..........              New Broadband Notes Due [  ], 2022

      (b) New Broadband Notes shall only be issued in denominations of $1,000 and multiples of $1,000. If the Mandatory Exchange would result in a Holder being entitled to receive a fractional interest in the relevant series of New Broadband Notes, the principal amount such Holder shall receive shall be rounded down to the nearest $1,000 multiple and such Holder shall receive cash in lieu of a fractional New Broadband Note for the balance.

      (c) Interest accrued and unpaid on any Series of Broadband Exchange Notes shall be paid on the date of the Mandatory Exchange.

      (d) Each Holder of Broadband Exchange Notes is deemed by virtue of having acquired such Securities, to have expressly and irrevocably consented to the Mandatory Exchange.

      Section 1.03. Broadband Indenture. "BROADBAND INDENTURE" shall refer to the indenture dated as of the date hereof among Broadband, as issuer, the Cable Guarantors party thereto and The Bank of New York, as trustee, pursuant to which the New Broadband Notes will be issued in exchange for the Broadband Exchange Notes.

      Section 1.04. Release of Company and Broadband Upon Mandatory Exchange. Upon completion of the Mandatory Exchange with respect to any of the Broadband Exchange Notes and payment in full of all interest payable pursuant to Section 1.02(c) hereof, the Company and Broadband shall be fully and completely discharged and released from their obligations under the Indenture and such Broadband Exchange Notes with respect to such Broadband Exchange Notes, including their obligations for the payment of principal and interest on the Broadband Exchange Notes.

      Section 1.05. Release of Broadband Upon Termination of Merger Agreement. If the Merger Agreement is terminated and the Mergers (as defined therein) are abandoned at any time prior to the Effective Time, (a) Broadband shall be fully and completely released from its obligations under the Indenture and the Broadband Exchange Notes with respect to the Broadband Exchange Notes, including its obligations for the payment of principal and interest on the Broadband Exchange Notes, and (b) the Broadband Exchange Notes shall cease to be exchangeable for the New Broadband Notes.

      Section 1.06. Discharge Upon Mandatory Exchange; Discharge Upon Termination of Merger Agreement. (a) If at any time in connection with the Mandatory Exchange, the Company shall have either (1) delivered to the Trustee cancelled or for cancellation all Broadband Exchange Notes of a Series theretofore authenticated (other than Broadband Exchange Notes which shall have been mutilated, destroyed, lost or stolen and which shall have been replaced as provided in Section 2.09 of the Indenture), or (2) delivered to the Trustee an Officers' Certificate stating that the Mandatory Exchange has been completed with respect to such Series and all outstanding Broadband Exchange Notes of such Series have been replaced by New Broadband Notes, then the Indenture shall cease to be of further effect with respect to the Broadband Exchange Notes replaced by the New Broadband Notes and the Trustee on demand of, and at the cost and expense of the Company and Broadband, shall execute proper instruments acknowledging satisfaction of, and release of the Company from their/its obligations under, and discharging the Indenture and the Broadband Exchange Notes.

      (b) If at any time the Company shall have delivered to the Trustee an Officers' Certificate stating that the Merger Agreement has been terminated and the Mergers (as defined therein) have been abandoned prior to the Effective Time, then the Indenture and the Broadband Exchange Notes shall cease to be of further effect with respect to Broadband and the Trustee on demand of, and at the cost and expense of the Company and Broadband, shall execute proper instruments acknowledging satisfaction of, and release of Broadband from its obligations under, and discharging the Indenture and the Broadband Exchange Notes with respect to Broadband.

      Section 1.07. Effect of Covered Transactions. The transactions contemplated by the Separation and Distribution Agreement, dated as of December 19, 2001, as it may be amended, supplemented or otherwise modified from time to time, whether prior to or after the date hereof (the "SEPARATION AND DISTRIBUTION AGREEMENT"), the Merger Agreement, including without limitation the Separation and Distribution (as such terms are defined in the Separation and Distribution Agreement) as they may be amended, supplemented or otherwise modified from time to time, whether prior to or after the date hereof (collectively, the "COVERED TRANSACTIONS"), individually or together, (a) will not result in a consolidation, merger, sale, conveyance or other transfer of property of the Company (including stock of subsidiaries) as an entirety or substantially as an entirety for purposes of Section 5.01 of the Indenture or any other provision of the Indenture or any Broadband Exchange Note, and (b) will not violate Sections 5.01, 5.02 or 5.03 of the Indenture or any other provision of the Indenture or any Broadband Exchange Note, regardless of whether any person assumes any of the Indebtedness outstanding under this Indenture or any other obligation under this Indenture or any Broadband Exchange Note.

      Section 1.08. Form and Other Terms of The Broadband Exchange Notes.
Article 3 The Broadband Exchange Notes will be substantially in the form attached as Exhibit A. The terms and provisions contained in the form of the Broadband Exchange Notes annexed as Exhibit A constitute are hereby expressly made, a part of the Indenture.

      (a) The remaining terms of each Series of Broadband Exchange Notes shall be established pursuant to Section 2.02 of the Indenture at or prior to the issuance of such Series of Broadband Exchange Notes.

                                   ARTICLE 2

                                  MISCELLANEOUS

      Section 2.01. Effectiveness of Provisions. Upon the execution of this Supplement by the Company, Broadband and the Trustee, the Indenture shall be modified in accordance herewith, and this Supplement shall form a part of the Indenture for all purposes, and every holder of Broadband Exchange Notes hereafter authenticated and delivered under the Indenture shall be bound hereby.

      Section 2.02. Indenture Remains in Full Force and Effect. Except as supplemented hereby, all provisions in the Indenture shall remain in full force and effect.

      Section 2.03. Execution of Supplement. This Supplement is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Indenture, this Supplement forms a part thereof.

      Section 2.04. Conflict with Trust Indenture Act. If and to the extent that any provision of this Supplement limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

      Section 2.05. Separability Clause. In case any one or more of the provisions contained in this Supplement, the Indenture or in the Broadband Exchange Notes of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplement, the Indenture or of such Broadband Exchange Notes, but this Supplement, the Indenture and such Broadband Exchange Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

      Section 2.06. Benefits of the Supplement. Nothing in this Supplement or in the Indenture, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the holders of Broadband Exchange Notes (to the extent specified herein or therein), any benefit or any legal or equitable right, remedy or claim under this Supplement.

      Section 1.07. Successors and Assigns. All covenants and agreements in this Supplement by the Company or Broadband shall bind their respective successors and assigns, whether so expressed or not.


      Section 1.08. Governing Law. This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.


      Section 1.09. Counterparts. This Supplement may be executed in any number of counterparts, each of which is an original; but all such counterparts shall together constitute but one and the same instrument.

      Section 1.10. Miscellaneous. Except as expressly supplemented by this Supplement, the Indenture shall remain unchanged and in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed by their respective officers as of the day and year first written above.

                                      AT&T CORP.
                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

[Corporate Seal]

Attest:

By:
   ---------------------------

                                      AT&T BROADBAND CORP.
                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

[Corporate Seal]

Attest:

By:
   ---------------------------

                                      THE BANK OF NEW YORK, as Trustee


                                      By:
                                         -------------------------------------
                                         Name:
                                         Title:

[Corporate Seal]

Attest:

By:
   ---------------------------

                                                                       EXHIBIT A

                        FORM OF BROADBAND EXCHANGE NOTES

            [FORM OF 7.00% BROADBAND EXCHANGE NOTES DUE MAY 15, 2005]

                 PERMANENT GLOBAL REGISTERED FIXED RATE SECURITY

      THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO AT&T CORP. AND AT&T BROADBAND CORP. OR THEIR AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                   AT&T CORP.

                              AT&T BROADBAND CORP.

                 7.00% Broadband Exchange Notes Due May 15, 2005

REGISTERED                                        CUSIP NO.
NO:                                                        ---------
    --------

      AT&T Corp., a New York corporation ("AT&T") and AT&T Broadband Corp., a Delaware corporation ("BROADBAND," and with AT&T, each an "ISSUER" and collectively, the "ISSUERS"), for value received, hereby jointly and severally
promise to pay to CEDE & CO. or registered assigns the principal sum of [    ]
on May 15, 2005, and to pay interest semiannually on May 15 and November 15,
commencing [     ], on said principal sum at the rate per annum specified in the
title of these Notes, from [     ] until the principal thereof is paid or made
available for payment.

      For purposes of this Note, "Company" within the meaning of the Indenture referred to herein shall mean each Issuer.

      Reference is hereby made to the further provisions of this global security (the "GLOBAL SECURITY") set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth in this place.

      This Global Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been executed by the Trustee under the Indenture referred to herein.

      IN WITNESS WHEREOF, each Issuer has caused this Global Security to be duly executed under its corporate seal.

Dated: [           ], 2002

                                   AT&T Corp.


                                   By:
                                      ---------------------------
                                       Name:
                                       Title:

                                   Attest:


                                   By:
                                      ---------------------------
                                       Name:
                                       Title:



                                   AT&T Broadband Corp.


                                   By:
                                      ---------------------------
                                       Name:
                                       Title:

                                   Attest:


                                   By:
                                      ---------------------------
                                       Name:
                                       Title:

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

This is one of the Securities described
in the within-mentioned Indenture.

THE BANK OF NEW YORK,
  As Trustee

By:
   ---------------------------
      Authorized Signatory

                                REVERSE OF NOTES

      The Issuers, jointly and severally, agree to pay the principal of, premium, if any, and interest on, this Global Security in immediately available funds at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, State of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts; provided, however, that at the option of the Issuers payment of interest on any Notes issued in definitive form other than interest due at the Maturity Date shown above may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Note register. Interest will be paid to persons in whose names the Notes are registered at the close of business on the May 1 or November 1, as the case may be, prior to any interest payment date. Except as otherwise set forth in the Indenture, Notes in definitive form will not be issued.

     This Note is one of a duly authorized issue of securities of the Issuers, issued and to be issued under and pursuant to an indenture, dated as of September 7, 1990, between AT&T and The Bank of New York, as Trustee under Indenture (herein referred to as the "TRUSTEE"), as amended by the First Supplemental Indenture, dated as of October 30, 1992, between AT&T and the Trustee, the Second Supplemental Indenture, dated as of [ ], 2002, between AT&T and the Trustee, and the Third Supplemental Indenture, dated as of [ ], 2002, among the Issuers and the Trustee (herein referred to as the "INDENTURE"), duly executed and delivered by the Issuers to the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuers and the Holder (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of these Notes. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

      In case an Event of Default with respect to the Notes, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the rights of the Holders of the Notes to be affected under the Indenture at any time by the Issuers and the Trustee with the consent of the Holders of a majority in principal amount of the outstanding Notes. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the outstanding Notes, on behalf of the Holders of all Notes, to waive compliance by the Issuers with certain provisions of the Indenture. The Indenture also provides that the Holders of not less than a majority in principal amount of the outstanding Notes may waive certain past defaults and their consequences on behalf of the Holders of all Notes. Any such consent or waiver by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders of such Note and of any Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon such Note.

      The Indenture also provides that the Covered Transactions (as defined in the Indenture), individually or together, (a) will not result in a consolidation, merger, sale, conveyance or other transfer of property of any Issuer (including stock of subsidiaries) as an entirety or substantially as an entirety for purposes of Section 5.01 of the Indenture or any other provision of the Indenture or these Notes, and (b) will not violate Sections 5.01, 5.02 or
5.03 of the Indenture or any other provision of the Indenture or these Notes, regardless of whether any person assumes any of the indebtedness outstanding under the Indenture or any other obligation under the Indenture or these Notes.

      The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Notes with respect to the Indenture or for any remedy under the Indenture.

      No reference herein to the Indenture and no provision of this Global Security or of the Indenture shall alter or impair the obligation of the Issuers, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, these Notes at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

      The Notes are issuable as registered Notes without coupons in denominations of U.S. $1,000 or any amount in excess thereof which is a multiple of U.S. $1,000 at the office or agency of the Trustee referred to above and in the manner and subject to the limitations provided in the Indenture. Notes may be exchanged without service charge for like aggregate principal amount of Notes.

      At the Effective Time (as defined in the Merger Agreement), each $1,000 principal amount of Notes shall be mandatorily exchanged (the "MANDATORY
EXCHANGE") for $[     ] principal amount of [     ]% Notes Due [     ], 2013
("NEW BROADBAND NOTES").

      New Broadband Notes shall only be issued in denominations of $1,000 and multiples of $1,000. If the Mandatory Exchange would result in a Holder being entitled to receive a fractional interest in the New Broadband Notes, the principal amount such Holder shall receive shall be rounded down to the nearest $1,000 multiple and such Holder shall receive cash in lieu of a fractional New Broadband Note for the balance.

      Interest accrued and unpaid on the Notes shall be paid on the date of the Mandatory Exchange.

      Each Holder of the Notes is deemed, by virtue of having acquired such Notes, to have expressly and irrevocably consented to the Mandatory Exchange.

      "MERGER AGREEMENT" means the Agreement and Plan of Merger by and among the Issuers, Comcast Corporation, AT&T Broadband Acquisition Corp., Comcast Acquisition Corp. and AT&T Comcast Corporation dated as of December 19, 2001, as it may be amended, supplemented or otherwise modified from time to time, whether prior to or after the date hereof.

      "BROADBAND INDENTURE" shall refer to the indenture dated as of [     ],
2002, among Broadband, as issuer, the Cable Guarantors party thereto and The Bank of New York, as trustee, pursuant to which the New Broadband Notes will be issued in exchange for the Notes.

      Upon completion of the Mandatory Exchange with respect to Notes and payment in full of all interest payable pursuant to the eleventh paragraph of this reverse of this Note, the Issuers shall be fully and completely discharged and released from their obligations under the Indenture and the Notes with respect to the Notes, including their obligations for the payment of principal and interest on the Notes.

      If the Merger Agreement is terminated and the Mergers (as defined therein) are abandoned at any time prior to the Effective Time, (a) Broadband shall be fully and completely released from its obligations under the Indenture and the Notes with respect to the Notes, including its obligations for the payment of principal and interest on the Notes, and (b) the Notes shall cease to be exchangeable for the New Broadband Notes.

      The Notes may not be redeemed by the Issuers prior to maturity.

      Upon due presentment for registration of transfer of this Note at the above-mentioned office or agency of the Trustee, a new Global Security or Notes of authorized denominations, for a like aggregate principal amount will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

      The Issuers, the Trustee, and any agent of the either Issuer or the Trustee may deem and treat the Holder hereof as the absolute owner hereof (whether or not this Global Security shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of or on account of the principal hereof and subject to the provisions above, of premium or interest thereon, and for all other purposes and neither the Issuers nor the Trustee nor any such agent shall be affected by any notice to the contrary.

      No recourse shall be had for the payment of the principal of, premium, if any, or the interest on, this Global Security or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director as such, past, present or future, of the Issuers or of any successor corporation, either directly or through the Issuers or of any successor corporation whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

      This Global Security shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of said State.

      Unless otherwise defined in this Global Security, all terms used in this Global Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM     - as tenants in common

      TEN ENT     - as tenants by the entireties

      JT TEN      - as joint tenants with right of survivorship and not as
                    tenants in common

      UNIF GIFT MIN ACT -                 (Cust)           (Minor)
                          ----------------      -----------

      Under Uniform Gifts to Minor Act                 (State)
                                       ----------------

      Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the within Notes and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such Note on the books of the Issuers, with full power of substitution in the premises.

Date:


NOTICE: The signature of this assignment must correspond with the name as written upon the face of the within Notes in every particular without alteration or enlargement or any change whatsoever.

            [FORM OF 7.50% BROADBAND EXCHANGE NOTES DUE JUNE 1, 2006]

                 PERMANENT GLOBAL REGISTERED FIXED RATE SECURITY

      THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO AT&T CORP. AND AT&T BROADBAND CORP. OR ITS AGENTS FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                   AT&T CORP.

                              AT&T BROADBAND CORP.

                 7.50% Broadband Exchange Notes Due June 1, 2006

REGISTERED [       ]                         CUSIP No. [        ]

      AT&T Corp., a New York corporation ("AT&T") and AT&T Broadband Corp., a Delaware corporation ("BROADBAND," and with AT&T, each an "ISSUER" and collectively, the "ISSUERS"), for value received, hereby jointly and severally
promise to pay to CEDE & CO. or registered assigns the principal sum of [     ]
on June 1, 2006, and to pay interest semiannually on June 1 and December 1,
commencing [     ], on said principal sum at the rate per annum specified in the
title of these Notes, from [     ] until the principal thereof is paid or made
available for payment.

      For purposes of this Note, "Company" within the meaning of the Indenture referred to herein shall mean each Issuer.

      Reference is hereby made to the further provisions of this global security (the "GLOBAL SECURITY") set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth in this place.

      This Global Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been executed by the Trustee under the Indenture referred to herein.

      IN WITNESS WHEREOF, each Issuer has caused this Global Security to be duly executed under its corporate seal.

Dated:  [         ], 2002

                                   AT&T Corp.


                                   By:
                                      -----------------------------
                                       Name:
                                       Title:

                                   Attest:


                                   By:
                                      -----------------------------
                                       Name:
                                       Title:


                                   AT&T Broadband Corp.


                                   By:
                                      -----------------------------
                                       Name:
                                       Title:

                                   Attest:


                                   By:
                                      -----------------------------
                                       Name:
                                       Title:

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

This is one of the Securities
described in the within-
mentioned Indenture.

THE BANK OF NEW YORK,
  As Trustee

By:
   -----------------------------
      Authorized Signatory

                                REVERSE OF NOTES

      The Issuers, jointly and severally, agree to pay the principal of, premium, if any, and interest on, this Global Security in immediately available funds at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, State of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts; provided, however, that at the option of the Issuers payment of interest on any Notes issued in definitive form other than interest due at the Maturity Date shown above may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Note register. Interest will be paid to persons in whose names the Notes are registered at the close of business on the May 15 or November 15, as the case may be, prior to any interest payment date. Except as otherwise set forth in the Indenture, Notes in definitive form will not be issued.

      This Note is one of a duly authorized issue of securities of the Issuers, issued and to be issued under and pursuant to an indenture, dated as of September 7, 1990, between AT&T and The Bank of New York, as Trustee under Indenture (herein referred to as the "TRUSTEE"), as amended by the First Supplemental Indenture, dated as of October 30, 1992, between AT&T and the
Trustee, the Second Supplemental Indenture, dated as of [      ], 2002, between
AT&T and the Trustee, and the Third Supplemental Indenture, dated as of [     ],
2002, among the Issuers and the Trustee (herein referred to as the "INDENTURE"), duly executed and delivered by the Issuers to the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuers and the Holder (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of these Notes. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

      In case an Event of Default with respect to the Notes, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the rights of the Holders of the Notes to be affected under the Indenture at any time by the Issuers and the Trustee with the consent of the Holders of a majority in principal amount of the outstanding Notes. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the outstanding Notes, on behalf of the Holders of all Notes, to waive compliance by the Issuers with certain provisions of the Indenture. The Indenture also provides that the Holders of not less than a majority in principal amount of the outstanding Notes may waive certain past defaults and their consequences on behalf of the Holders of all Notes. Any such consent or waiver by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders of such Note and of any Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon such Note.

      The Indenture also provides that the Covered Transactions (as defined in the Indenture), individually or together, (a) will not result in a consolidation, merger, sale, conveyance or other transfer of property of any Issuer (including stock of subsidiaries) as an entirety or substantially as an entirety for purposes of Section 5.01 of the Indenture or any other provision of the Indenture or these Notes, and (b) will not violate Sections 5.01, 5.02 or
5.03 of the Indenture or any other provision of the Indenture or these Notes, regardless of whether any person assumes any of the indebtedness outstanding under the Indenture or any other obligation under the Indenture or these Notes.

      The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Notes with respect to the Indenture or for any remedy under the Indenture.

      No reference herein to the Indenture and no provision of this Global Security or of the Indenture shall alter or impair the obligation of the Issuers, which is absolute and unconditional, to pay the principal of, and interest on, these Notes at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

      The Notes are issuable as registered Notes without coupons in denominations of U.S. $1,000 or any amount in excess thereof which is a multiple of U.S. $1,000 at the office or agency of the Trustee referred to above and in the manner and subject to the limitations provided in the Indenture. Notes may be exchanged without service charge for like aggregate principal amount of Notes.

      At the Effective Time (as defined in the Merger Agreement), each $1,000 principal amount of Notes shall be mandatorily exchanged (the "MANDATORY
EXCHANGE") for $[     ] principal amount of [     ]% Notes Due [     ], 2013
("NEW BROADBAND NOTES").

      New Broadband Notes shall only be issued in denominations of $1,000 and multiples of $1,000. If the Mandatory Exchange would result in a Holder being entitled to receive a fractional interest in the New Broadband Notes, the principal amount such Holder shall receive shall be rounded down to the nearest $1,000 multiple and such Holder shall receive cash in lieu of a fractional New Broadband Note for the balance.

      Interest accrued and unpaid on the Notes shall be paid on the date of the Mandatory Exchange.

      Each Holder of the Notes is deemed, by virtue of having acquired such Notes, to have expressly and irrevocably consented to the Mandatory Exchange.

      "MERGER AGREEMENT" means the Agreement and Plan of Merger by and among the Issuers, Comcast Corporation, AT&T Broadband Acquisition Corp., Comcast Acquisition Corp. and AT&T Comcast Corporation dated as of December 19, 2001, as it may be amended, supplemented or otherwise modified from time to time, whether prior to or after the date hereof.

      "BROADBAND INDENTURE" shall refer to the indenture dated as of [     ],
2002, among Broadband, as issuer, the Cable Guarantors party thereto and The Bank of New York, as trustee, pursuant to which the New Broadband Notes will be issued in exchange for the Notes.

      Upon completion of the Mandatory Exchange with respect to Notes and payment in full of all interest payable pursuant to the eleventh paragraph of this reverse of this Note, the Issuers shall be fully and completely discharged and released from their obligations under the Indenture and the Notes with respect to the Notes, including their obligations for the payment of principal and interest on the Notes.

      If the Merger Agreement is terminated and the Mergers (as defined therein) are abandoned at any time prior to the Effective Time, (a) Broadband shall be fully and completely released from its obligations under the Indenture and the Notes with respect to the Notes, including its obligations for the payment of principal and interest on the Notes, and (b) the Notes shall cease to be exchangeable for the New Broadband Notes.

      The Notes may not be redeemed by the Issuers prior to maturity.

      Upon due presentment for registration of transfer of this Note at the above-mentioned office or agency of the Trustee, a new Global Security or Notes of authorized denominations, for a like aggregate principal amount will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

      The Issuers, the Trustee, and any agent of the either Issuer or the Trustee may deem and treat the Holder hereof as the absolute owner hereof (whether or not this Global Security shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of or on account of the principal hereof and subject to the provisions above, of premium or interest thereon, and for all other purposes and neither the Issuers nor the Trustee nor any such agent shall be affected by any notice to the contrary.

      No recourse shall be had for the payment of the principal of, or the interest on, this Global Security or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director as such, past, present or future, of the Issuers or of any successor corporation, either directly or through the Issuers or of any successor corporation whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

      This Global Security shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of said State.

      Unless otherwise defined in this Global Security, all terms used in this Global Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM     - as tenants in common

      TEN ENT     - as tenants by the entireties

      JT TEN      - as joint tenants with right of survivorship and not as
                    tenants in common

      UNIF GIFT MIN ACT -                 (Cust)           (Minor)
                          ----------------      -----------

      Under Uniform Gifts to Minor Act                 (State)
                                       ----------------

      Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the within Notes and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such Note on the books of the Issuers, with full power of substitution in the premises.

Date:


NOTICE: The signature of this assignment must correspond with the name as written upon the face of the within Notes in every particular without alteration or enlargement or any change whatsoever.

           [FORM OF 7.75% BROADBAND EXCHANGE NOTES DUE MARCH 1, 2007]

                 PERMANENT GLOBAL REGISTERED FIXED RATE SECURITY

      THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO AT&T CORP. AND AT&T BROADBAND CORP. OR ITS AGENTS FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                   AT&T CORP.

                              AT&T BROADBAND CORP.

                7.75% Broadband Exchange Notes Due March 1, 2007

REGISTERED [        ]                        CUSIP No. [         ]

      AT&T Corp., a New York corporation ("AT&T") and AT&T Broadband Corp., a Delaware corporation ("BROADBAND," and with AT&T, each an "ISSUER" and collectively, the "ISSUERS"), for value received, hereby jointly and severally
promise to pay to CEDE & CO. or registered assigns the principal sum of [     ]
on March 1, 2007, and to pay interest semiannually on March 1 and September 1,
commencing [     ], on said principal sum at the rate per annum specified in the
title of these Notes, from [     ] until the principal thereof is paid or made
available for payment.

      For purposes of this Note, "Company" within the meaning of the Indenture referred to herein shall mean each Issuer.

      Reference is hereby made to the further provisions of this global security (the "GLOBAL SECURITY") set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth in this place.

      This Global Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been executed by the Trustee under the Indenture referred to herein.

      IN WITNESS WHEREOF, each Issuer has caused this Global Security to be duly executed under its corporate seal.

Dated: [          ], 2002

                                   AT&T Corp.


                                   By:
                                      -------------------------------
                                       Name:
                                       Title:

                                   Attest:


                                   By:
                                      -------------------------------
                                       Name:
                                       Title:


                                   AT&T Broadband Corp.


                                   By:
                                      -------------------------------
                                       Name:
                                       Title:

                                   Attest:


                                   By:
                                      -------------------------------
                                       Name:
                                       Title:

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

This is one of the Securities
described in the within-
mentioned Indenture.

THE BANK OF NEW YORK,
  As Trustee

By:
   -----------------------------
      Authorized Signatory

                                REVERSE OF NOTES

      The Issuers, jointly and severally, agree to pay the principal of, premium, if any, and interest on, this Global Security in immediately available funds at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, State of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts; provided, however, that at the option of the Issuers payment of interest on any Notes issued in definitive form other than interest due at the Maturity Date shown above may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Note register. Interest will be paid to persons in whose names the Notes are registered at the close of business on the February 15 or August 15, as the case may be, prior to any interest payment date. Except as otherwise set forth in the Indenture, Notes in definitive form will not be issued.

      This Note is one of a duly authorized issue of securities of the Issuers, issued and to be issued under and pursuant to an indenture, dated as of September 7, 1990, between AT&T and The Bank of New York, as Trustee under Indenture (herein referred to as the "TRUSTEE"), as amended by the First Supplemental Indenture, dated as of October 30, 1992, between AT&T and the
Trustee, the Second Supplemental Indenture, dated as of [     ], 2002, between
AT&T and the Trustee, and the Third Supplemental Indenture, dated as of [     ],
2002, among the Issuers and the Trustee (herein referred to as the "INDENTURE"), duly executed and delivered by the Issuers to the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuers and the Holder (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of these Notes.
To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

      In case an Event of Default with respect to the Notes, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the rights of the Holders of the Notes to be affected under the Indenture at any time by the Issuers and the Trustee with the consent of the Holders of a majority in principal amount of the outstanding Notes. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the outstanding Notes, on behalf of the Holders of all Notes, to waive compliance by the Issuers with certain provisions of the Indenture. The Indenture also provides that the Holders of not less than a majority in principal amount of the outstanding Notes may waive certain past defaults and their consequences on behalf of the Holders of all Notes. Any such consent or waiver by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders of such Note and of any Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon such Note.

      The Indenture also provides that the Covered Transactions (as defined in the Indenture), individually or together, (a) will not result in a consolidation, merger, sale, conveyance or other transfer of property of any Issuer (including stock of subsidiaries) as an entirety or substantially as an entirety for purposes of Section 5.01 of the Indenture or any other provision of the Indenture or these Notes, and (b) will not violate Sections 5.01, 5.02 or
5.03 of the Indenture or any other provision of the Indenture or these Notes, regardless of whether any person assumes any of the indebtedness outstanding under the Indenture or any other obligation under the Indenture or these Notes.

      The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Notes with respect to the Indenture or for any remedy under the Indenture.

      No reference herein to the Indenture and no provision of this Global Security or of the Indenture shall alter or impair the obligation of the Issuers, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, these Notes at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

      The Notes are issuable as registered Notes without coupons in denominations of U.S. $1,000 or any amount in excess thereof which is a multiple of U.S. $1,000 at the office or agency of the Trustee referred to above and in the manner and subject to the limitations provided in the Indenture. Notes may be exchanged without service charge for like aggregate principal amount of Notes.

      At the Effective Time (as defined in the Merger Agreement), each $1,000 principal amount of Notes shall be mandatorily exchanged (the "MANDATORY
EXCHANGE") for $[     ] principal amount of [     ]% Notes Due [     ], 2013
("NEW BROADBAND NOTES").

      New Broadband Notes shall only be issued in denominations of $1,000 and multiples of $1,000. If the Mandatory Exchange would result in a Holder being entitled to receive a fractional interest in the New Broadband Notes, the principal amount such Holder shall receive shall be rounded down to the nearest $1,000 multiple and such Holder shall receive cash in lieu of a fractional New Broadband Note for the balance.

      Interest accrued and unpaid on the Notes shall be paid on the date of the Mandatory Exchange.

      Each Holder of the Notes is deemed, by virtue of having acquired such Notes, to have expressly and irrevocably consented to the Mandatory Exchange.

      "MERGER AGREEMENT" means the Agreement and Plan of Merger by and among the Issuers, Comcast Corporation, AT&T Broadband Acquisition Corp., Comcast Acquisition Corp. and AT&T Comcast Corporation dated as of December 19, 2001, as it may be amended, supplemented or otherwise modified from time to time, whether prior to or after the date hereof.

      "BROADBAND INDENTURE" shall refer to the indenture dated as of [     ],
2002, among Broadband, as issuer, the Cable Guarantors party thereto and The Bank of New York, as trustee, pursuant to which the New Broadband Notes will be issued in exchange for the Notes.

      Upon completion of the Mandatory Exchange with respect to Notes and payment in full of all interest payable pursuant to the eleventh paragraph of this reverse of this Note, the Issuers shall be fully and completely discharged and released from their obligations under the Indenture and the Notes with respect to the Notes, including their obligations for the payment of principal and interest on the Notes.

      If the Merger Agreement is terminated and the Mergers (as defined therein) are abandoned at any time prior to the Effective Time, (a) Broadband shall be fully and completely released from its obligations under the Indenture and the Notes with respect to the Notes, including its obligations for the payment of principal and interest on the Notes, and (b) the Notes shall cease to be exchangeable for the New Broadband Notes.

      The Notes may not be redeemed by the Issuers prior to maturity.

      Upon due presentment for registration of transfer of this Note at the above-mentioned office or agency of the Trustee, a new Global Security or Notes of authorized denominations, for a like aggregate principal amount will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

      The Issuers, the Trustee, and any agent of the either Issuer or the Trustee may deem and treat the Holder hereof as the absolute owner hereof (whether or not this Global Security shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of or on account of the principal hereof and subject to the provisions above, of premium or interest thereon, and for all other purposes and neither the Issuers nor the Trustee nor any such agent shall be affected by any notice to the contrary.

      No recourse shall be had for the payment of the principal of, premium, if any, or the interest on, this Global Security or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director as such, past, present or future, of the Issuers or of any successor corporation, either directly or through the Issuers or of any successor corporation whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

      This Global Security shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of said State.

      Unless otherwise defined in this Global Security, all terms used in this Global Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM     - as tenants in common

      TEN ENT     - as tenants by the entireties

      JT TEN      - as joint tenants with right of survivorship and not as
                    tenants in common

      UNIF GIFT MIN ACT -                 (Cust)           (Minor)
                          ----------------      -----------

      Under Uniform Gifts to Minor Act                 (State)
                                       ----------------

      Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the within Notes and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such Note on the books of the Issuers, with full power of substitution in the premises.

Date:


NOTICE: The signature of this assignment must correspond with the name as written upon the face of the within Notes in every particular without alteration or enlargement or any change whatsoever.

           [FORM OF 6.00% BROADBAND EXCHANGE NOTES DUE MARCH 15, 2009]

                 PERMANENT GLOBAL REGISTERED FIXED RATE SECURITY
      THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO AT&T CORP. AND AT&T BROADBAND CORP. OR ITS AGENTS FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                                   AT&T CORP.

                              AT&T BROADBAND CORP.

                6.00% Broadband Exchange Notes Due March 15, 2009

REGISTERED [                   ]                 CUSIP No. [                   ]

      AT&T Corp., a New York corporation ("AT&T") and AT&T Broadband Corp., a Delaware corporation ("BROADBAND," and with AT&T, each an "ISSUER" and collectively, the "ISSUERS"), for value received, hereby jointly and severally promise to pay to CEDE & CO. or registered assigns the principal sum of [ ] on March 15, 2009, and to pay interest semiannually on March 15 and September 15, commencing [ ], on said principal sum at the rate per annum specified in the title of these Notes, from [ ] until the principal thereof is paid or made available for payment.

      For purposes of this Note, "Company" within the meaning of the Indenture referred to herein shall mean each Issuer.

      Reference is hereby made to the further provisions of this global security (the "GLOBAL SECURITY") set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth in this place.

      This Global Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been executed by the Trustee under the Indenture referred to herein.

      IN WITNESS WHEREOF, each Issuer has caused this Global Security to be duly executed under its corporate seal.

Dated:  [                    ], 2002

                                   AT&T Corp.


                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                   Attest:


                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                   AT&T Broadband Corp.


                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                   Attest:


                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

This is one of the Securities described in the within-mentioned Indenture.

THE BANK OF NEW YORK,
  As Trustee

By:
    ------------------------------
      Authorized Signatory

                                REVERSE OF NOTES


      The Issuers, jointly and severally, agree to pay the principal of, premium, if any, and interest on, this Global Security in immediately available funds at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, State of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts; provided, however, that at the option of the Issuers payment of interest on any Notes issued in definitive form other than interest due at the Maturity Date shown above may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Note register. Interest will be paid to persons in whose names the Notes are registered at the close of business on the March 1 or September 1, as the case may be, prior to any interest payment date. Except as otherwise set forth in the Indenture, Notes in definitive form will not be issued.

      This Note is one of a duly authorized issue of securities of the Issuers, issued and to be issued under and pursuant to an indenture, dated as of September 7, 1990, between AT&T and The Bank of New York, as Trustee under Indenture (herein referred to as the "TRUSTEE"), as amended by the First Supplemental Indenture, dated as of October 30, 1992, between AT&T and the Trustee, the Second Supplemental Indenture, dated as of [ ], 2002, between AT&T and the Trustee, and the Third Supplemental Indenture, dated as of [ ], 2002, among the Issuers and the Trustee (herein referred to as the "Indenture"), duly executed and delivered by the Issuers to the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuers and the Holder (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of these Notes. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

      In case an Event of Default with respect to the Notes, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the rights of the Holders of the Notes to be affected under the Indenture at any time by the Issuers and the Trustee with the consent of the Holders of a majority in principal amount of the outstanding Notes. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the outstanding Notes, on behalf of the Holders of all Notes, to waive compliance by the Issuers with certain provisions of the Indenture. The Indenture also provides that the Holders of not less than a majority in principal amount of the outstanding Notes may waive certain past defaults and their consequences on behalf of the Holders of all Notes. Any such consent or waiver by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders of such Note and of any Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon such Note.

     The Indenture also provides that the Covered Transactions (as defined in the Indenture), individually or together, (a) will not result in a consolidation, merger, sale, conveyance or other transfer of property of any Issuer (including stock of subsidiaries) as an entirety or substantially as an entirety for purposes of Section 5.01 of the Indenture or any other provision of the Indenture or these Notes, and (b) will not violate Sections 5.01, 5.02 or
5.03 of the Indenture or any other provision of the Indenture or these Notes, regardless of whether any person assumes any of the indebtedness outstanding under the Indenture or any other obligation under the Indenture or these Notes.

      The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Notes with respect to the Indenture or for any remedy under the Indenture.

      No reference herein to the Indenture and no provision of this Global Security or of the Indenture shall alter or impair the obligation of the Issuers, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, these Notes at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

      The Notes are issuable as registered Notes without coupons in denominations of U.S. $1,000 or any amount in excess thereof which is a multiple of U.S. $1,000 at the office or agency of the Trustee referred to above and in the manner and subject to the limitations provided in the Indenture. Notes may be exchanged without service charge for like aggregate principal amount of Notes.

      At the Effective Time (as defined in the Merger Agreement), each $1,000 principal amount of Notes shall be mandatorily exchanged (the "MANDATORY EXCHANGE") for $[ ] principal amount of [ ]% Notes Due [ ], 2013 ("NEW BROADBAND NOTES").

      New Broadband Notes shall only be issued in denominations of $1,000 and multiples of $1,000. If the Mandatory Exchange would result in a Holder being entitled to receive a fractional interest in the New Broadband Notes, the principal amount such Holder shall receive shall be rounded down to the nearest $1,000 multiple and such Holder shall receive cash in lieu of a fractional New Broadband Note for the balance.

      Interest accrued and unpaid on the Notes shall be paid on the date of the Mandatory Exchange.

      Each Holder of the Notes is deemed, by virtue of having acquired such Notes, to have expressly and irrevocably consented to the Mandatory Exchange.

      "MERGER AGREEMENT" means the Agreement and Plan of Merger by and among the Issuers, Comcast Corporation, AT&T Broadband Acquisition Corp., Comcast Acquisition Corp. and AT&T Comcast Corporation dated as of December 19, 2001, as it may be amended, supplemented or otherwise modified from time to time, whether prior to or after the date hereof.

      "BROADBAND INDENTURE" shall refer to the indenture dated as of [ ], 2002, among Broadband, as issuer, the Cable Guarantors party thereto and The Bank of New York, as trustee, pursuant to which the New Broadband Notes will be issued in exchange for the Notes.

      Upon completion of the Mandatory Exchange with respect to Notes and payment in full of all interest payable pursuant to the eleventh paragraph of this reverse of this Note, the Issuers shall be fully and completely discharged and released from their obligations under the Indenture and the Notes with respect to the Notes, including their obligations for the payment of principal and interest on the Notes.

      If the Merger Agreement is terminated and the Mergers (as defined therein) are abandoned at any time prior to the Effective Time, (a) Broadband shall be fully and completely released from its obligations under the Indenture and the Notes with respect to the Notes, including its obligations for the payment of principal and interest on the Notes, and (b) the Notes shall cease to be exchangeable for the New Broadband Notes.

      The Notes will be redeemable, as a whole or in part, at the option of the Issuers, at any time or from time to time, on at least 30 days, but not more than 60 days, prior notice mailed to the registered address of each holder of the Notes. The redemption prices will be equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of the Remaining Scheduled Payments (as defined below) discounted, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the Treasury Rate (as defined below) and 15 basis points.

      In the case of each of clause (1) and (2), accrued interest will be payable to the redemption date.

      "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

      "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes. "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Issuers.

      "Comparable Treasury Price" means, with respect to any redemption date,
(1) the average of the Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

      "Reference Treasury Dealer" means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc., Deutsche Bank Securities Inc., Banc One Capital Markets Inc., Lehman Brothers Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC and their respective successors. If any of the foregoing shall cease to be a primary U.S.

Government securities dealer (a "Primary Treasury Dealer"), the Issuers shall substitute another nationally recognized investment banking firm that is a Primary Treasury Dealer.

      "Remaining Scheduled Payments" means, with respect to each Note to be redeemed, the remaining scheduled payments of principal of and interest on such Note that would be due after the related redemption date but for such redemption. If such redemption date is not an interest payment date with respect to such Note, the amount of the next succeeding scheduled interest payment on such Note will be reduced by the amount of interest accrued on such Note to such redemption date.

      The Issuers will, subject to the exceptions and limitations set forth below, pay as additional interest on the Notes such additional amounts as are necessary so that the net payment by the Issuers or a paying agent of the principal of, premium, if any, and interest on the Notes to a person that is not a United States Holder (as defined below), after deduction for any present or future tax, assessment or governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding with respect to the payment, will not be less than the amount that would have been payable in respect of the Notes had no such withholding or deduction been required.

      As used herein, a "United States Holder" of a note means a beneficial owner that is for United States federal income tax purposes: (a) a citizen or resident of the United States, (b) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, (c) an estate or trust the income of which is subject to United States federal income taxation regardless of its source or (d) any other person whose income from a note is effectively connected with the conduct of a United States trade or business.

      The Issuers' obligations to pay additional amounts will not apply:

      1. to a tax, assessment or governmental charge that is imposed or withheld solely because the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder:

            (a) is or was present or engaged in trade or business in the United States or has or had a permanent establishment in the United States;

            (b) has a current or former relationship with the United States, including a relationship as a citizen or resident thereof;

            (c) is or has been a foreign or domestic personal holding company, a passive foreign investment company or a controlled foreign corporation with respect to the United States or a corporation that has accumulated earnings to avoid United States federal income tax; or

            (d) is or was a "10-percent shareholder" of the Issuers as defined in section 871(h) (3) of the United States Internal Revenue Code or any successor provision;

      2. to any holder that is not the sole beneficial owner of the Notes, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that the beneficial owner, a beneficiary or settlor with respect to the fiduciary, or a member of the partnership would not have been entitled to the payment of an additional amount had such beneficial owner, beneficiary, settlor or member received directly its beneficial or distributive share of the payment;

      3. to a tax, assessment or governmental charge that is imposed or withheld solely because the holder or any other person failed to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

      4. to a tax, assessment or governmental charge that is imposed other than by withholding by the Issuers or a paying agent from the payment;

      5. to a tax, assessment or governmental charge that is imposed or withheld solely because of a change in law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

      6. to an estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or a similar tax, assessment or governmental charge;

      7. to any tax, assessment or other governmental charge any payment agent must withhold from any payment of principal of, premium if any, or interest on any Notes, if such payment can be made without such withholding by any other paying agent; or

      8. in the case of any combination of the above items.

      The Notes are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable. Except as specifically provided herein, the Issuers do not have to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority.

      If (a) the Issuers become or will become obligated to pay additional amounts as described above as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendments to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after March 23, 1999, or (b) a taxing authority of the United States takes an action on or after March 23, 1999, whether or not with respect to each of the Issuers or any of its affiliates, that results in a substantial probability that the Issuers will or may be required to pay such additional amounts, then each of the Issuers may, at its option, redeem, as a whole, but not in part, the Notes on any interest payment date on not less than 30 nor more than 60 calendar days' prior notice, at a redemption price equal to 100% of their principal amount, together with interest accrued thereon to the date fixed for redemption, provided that each of the Issuers determines, in its business judgment, that the obligation to pay such additional amounts cannot be avoided by the use of reasonable measures available to the Issuers, not including substitution of the obligor under the Notes. No redemption pursuant to (b) above may be made unless each of the Issuers has received an opinion of independent counsel to the effect than an act taken by a taxing authority of the United States results in a substantial probability that the Issuers will or may be required to pay the additional amounts described herein and delivered to the Trustee a certificate, signed by a duly authorized officer stating, that based on such opinion each of the Issuers is entitled to redeem the notes pursuant to their terms.

      Upon due presentment for registration of transfer of this Note at the above-mentioned office or agency of the Trustee, a new Global Security or Notes of authorized denominations, for a like aggregate principal amount will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

      The Issuers, the Trustee, and any agent of the either Issuer or the Trustee may deem and treat the Holder hereof as the absolute owner hereof (whether or not this Global Security shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of or on account of the principal hereof and subject to the provisions above, of premium or interest thereon, and for all other purposes and neither the Issuers nor the Trustee nor any such agent shall be affected by any notice to the contrary.

      No recourse shall be had for the payment of the principal of, premium, if any, or the interest on, this Global Security or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director as such, past, present or future, of the Issuers or of any successor corporation, either directly or through the Issuers or of any successor corporation whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

      This Global Security shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of said State.

      Unless otherwise defined in this Global Security, all terms used in this Global Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM     - as tenants in common

      TEN ENT     - as tenants by the entireties

      JT TEN      - as joint tenants with right of survivorship and not as
                    tenants in common

      UNIF GIFT MIN ACT - ________________(Cust)___________(Minor)

      Under Uniform Gifts to Minor Act ________________(State)

      Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

______________________________________________________________________________

______________________________________________________________________________

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

______________________________________________________________________________

______________________________________________________________________________

the within Notes and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such Note on the books of the Issuers, with full power of substitution in the premises.

Date:


NOTICE: The signature of this assignment must correspond with the name as written upon the face of the within Notes in every particular without alteration or enlargement or any change whatsoever.

         [FORM OF 8.125% BROADBAND EXCHANGE NOTES DUE JANUARY 15, 2022]

                 PERMANENT GLOBAL REGISTERED FIXED RATE SECURITY

      THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HERINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO AT&T CORP. AND AT&T BROADBAND CORP. OR ITS AGENTS FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                   AT&T CORP.

                              AT&T BROADBAND CORP.

              8.125% Broadband Exchange Notes Due January 15, 2022

REGISTERED [               ]                   CUSIP No. [               ]

      AT&T Corp., a New York corporation ("AT&T") and AT&T Broadband Corp., a Delaware corporation ("BROADBAND," and with AT&T, each an "ISSUER" and collectively, the "ISSUERS"), for value received, hereby jointly and severally promise to pay to CEDE & CO. or registered assigns the principal sum of [ ] on January 15, 2022, and to pay interest semiannually on January 15 and July 15, commencing [ ], on said principal sum at the rate per annum specified in the title of these Notes, from [ ] until the principal thereof is paid or made available for payment.

      For purposes of this Note, "Company" within the meaning of the Indenture referred to herein shall mean each Issuer.

      Reference is hereby made to the further provisions of this global security (the "GLOBAL SECURITY") set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth in this place.

      This Global Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been executed by the Trustee under the Indenture referred to herein.

      IN WITNESS WHEREOF, each Issuer has caused this Global Security to be duly executed under its corporate seal.

Dated:  [                    ], 2002

                                   AT&T Corp.


                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                   Attest:


                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                   AT&T Broadband Corp.


                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                   Attest:


                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

This is one of the Securities described in the within-mentioned Indenture.

THE BANK OF NEW YORK,
  As Trustee

By:
    ------------------------------
      Authorized Signatory

                                REVERSE OF NOTES

      The Issuers, jointly and severally, agree to pay the principal of, premium, if any, and interest on, this Global Security in immediately available funds at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, State of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts; provided, however, that at the option of the Issuers payment of interest on any Notes issued in definitive form other than interest due at the Maturity Date shown above may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Note register. Interest will be paid to persons in whose names the Notes are registered at the close of business on the January 1 or July 1, as the case may be, prior to any interest payment date. Except as otherwise set forth in the Indenture, Notes in definitive form will not be issued.

      This Note is one of a duly authorized issue of securities of the Issuers, issued and to be issued under and pursuant to an indenture, dated as of September 7, 1990, between AT&T and The Bank of New York, as Trustee under Indenture (herein referred to as the "TRUSTEE"), as amended by the First Supplemental Indenture, dated as of October 30, 1992, between AT&T and the Trustee, the Second Supplemental Indenture, dated as of [ ], 2002, between AT&T and the Trustee, and the Third Supplemental Indenture, dated as of [ ], 2002, among the Issuers and the Trustee (herein referred to as the "Indenture"), duly executed and delivered by the Issuers to the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuers and the Holder (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of these Notes. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

      In case an Event of Default with respect to the Notes, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the rights of the Holders of the Notes to be affected under the Indenture at any time by the Issuers and the Trustee with the consent of the Holders of a majority in principal amount of the outstanding Notes. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the outstanding Notes, on behalf of the Holders of all Notes, to waive compliance by the Issuers with certain provisions of the Indenture. The Indenture also provides that the Holders of not less than a majority in principal amount of the outstanding Notes may waive certain past defaults and their consequences on behalf of the Holders of all Notes. Any such consent or waiver by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders of such Note and of any Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon such Note.

     The Indenture also provides that the Covered Transactions (as defined in the Indenture), individually or together, (a) will not result in a consolidation, merger, sale, conveyance or other transfer of property of any Issuer (including stock of subsidiaries) as an entirety or substantially as an entirety for purposes of Section 5.01 of the Indenture or any other provision of the Indenture or these Notes, and (b) will not violate Sections 5.01, 5.02 or
5.03 of the Indenture or any other provision of the Indenture or these Notes, regardless of whether any person assumes any of the indebtedness outstanding under the Indenture or any other obligation under the Indenture or these Notes.

      The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Notes with respect to the Indenture or for any remedy under the Indenture.

      No reference herein to the Indenture and no provision of this Global Security or of the Indenture shall alter or impair the obligation of the Issuers, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, these Notes at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

      The Notes are issuable as registered Notes without coupons in denominations of U.S. $1,000 or any amount in excess thereof which is a multiple of U.S. $1,000 at the office or agency of the Trustee referred to above and in the manner and subject to the limitations provided in the Indenture. Notes may be exchanged without service charge for like aggregate principal amount of Notes.

      At the Effective Time (as defined in the Merger Agreement), each $1,000 principal amount of Notes shall be mandatorily exchanged (the "MANDATORY EXCHANGE") for $[ ] principal amount of [ ]% Notes Due [ ], 2022 ("NEW BROADBAND NOTES").

      New Broadband Notes shall only be issued in denominations of $1,000 and multiples of $1,000. If the Mandatory Exchange would result in a Holder being entitled to receive a fractional interest in the New Broadband Notes, the principal amount such Holder shall receive shall be rounded down to the nearest $1,000 multiple and such Holder shall receive cash in lieu of a fractional New Broadband Note for the balance.

      Interest accrued and unpaid on the Notes shall be paid on the date of the Mandatory Exchange.

      Each Holder of the Notes is deemed, by virtue of having acquired such Notes, to have expressly and irrevocably consented to the Mandatory Exchange.

      "MERGER AGREEMENT" means the Agreement and Plan of Merger by and among the Issuers, Comcast Corporation, AT&T Broadband Acquisition Corp., Comcast Acquisition Corp. and AT&T Comcast Corporation dated as of December 19, 2001, as it may be amended, supplemented or otherwise modified from time to time, whether prior to or after the date hereof.

      "BROADBAND INDENTURE" shall refer to the indenture dated as of [ ], 2002, among Broadband, as issuer, the Cable Guarantors party thereto and The Bank of New York, as trustee, pursuant to which the New Broadband Notes will be issued in exchange for the Notes.

      Upon completion of the Mandatory Exchange with respect to Notes and payment in full of all interest payable pursuant to the eleventh paragraph of this reverse of this Note, the Issuers shall be fully and completely discharged and released from their obligations under the Indenture and the Notes with respect to the Notes, including their obligations for the payment of principal and interest on the Notes.

      If the Merger Agreement is terminated and the Mergers (as defined therein) are abandoned at any time prior to the Effective Time, (a) Broadband shall be fully and completely released from its obligations under the Indenture and the Notes with respect to the Notes, including its obligations for the payment of principal and interest on the Notes, and (b) the Notes shall cease to be exchangeable for the New Broadband Notes.

      The Notes may be redeemed, at the option of the Issuers at any time or from time to time prior to maturity, as a whole or in part, upon the notice referred to below, at the following redemption prices (expressed in percentages of the principal amount) during the 12 month periods beginning January 15:

            2002......................          103.21%
            2003......................          102.89%
            2004......................          102.57%
            2005......................          102.25%
            2006......................          101.93%
            2007......................          101.60%
            2008......................          101.28%
            2009......................          100.96%
            2010......................          100.64%
            2011......................          100.32%

and thereafter at 100%, together in each case with accrued interest to the date fixed for redemption. As provided in the Indenture, notice of redemption to the holders of Notes to be redeemed as a whole or in part shall be given by mailing a notice of such redemption not less than thirty nor more than sixty days prior to the date fixed for redemption to their last addresses as they shall appear upon the register kept for that purpose.

      Upon due presentment for registration of transfer of this Note at the above-mentioned office or agency of the Trustee, a new Global Security or Notes of authorized denominations, for a like aggregate principal amount will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

      The Issuers, the Trustee, and any agent of the either Issuer or the Trustee may deem and treat the Holder hereof as the absolute owner hereof (whether or not this Global Security shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of or on account of the principal hereof and subject to the provisions above, of premium or interest thereon, and for all other purposes and neither the Issuers nor the Trustee nor any such agent shall be affected by any notice to the contrary.

      No recourse shall be had for the payment of the principal of, premium, if any, or the interest on, this Global Security or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director as such, past, present or future, of the Issuers or of any successor corporation, either directly or through the Issuers or of any successor corporation whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

      This Global Security shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of said State.

      Unless otherwise defined in this Global Security, all terms used in this Global Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM - as tenants in common

      TEN ENT - as tenants by the entireties

      JT TEN - as joint tenants with right of survivorship and not as tenants in common

      UNIF GIFT MIN ACT - ________________(Cust)___________(Minor)

      Under Uniform Gifts to Minor Act ________________(State)

      Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

_______________________________________________________________________________

_______________________________________________________________________________

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

_______________________________________________________________________________

_______________________________________________________________________________

the within Notes and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such Note on the books of the Issuers, with full power of substitution in the premises.

Date:


NOTICE: The signature of this assignment must correspond with the name as written upon the face of the within Notes in every particular without alteration or enlargement or any change whatsoever.

           [FORM OF 8.125% BROADBAND EXCHANGE NOTES DUE JULY 15, 2024]

                 PERMANENT GLOBAL REGISTERED FIXED RATE SECURITY

      THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HERINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO AT&T CORP. AND AT&T BROADBAND CORP. OR ITS AGENTS FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                   AT&T CORP.

                              AT&T BROADBAND CORP.

                8.125% Broadband Exchange Notes Due July 15, 2024

REGISTERED [               ]                 CUSIP No. [               ]

      AT&T Corp., a New York corporation ("AT&T") and AT&T Broadband Corp., a Delaware corporation ("BROADBAND," and with AT&T, each an "ISSUER" and collectively, the "ISSUERS"), for value received, hereby jointly and severally promise to pay to CEDE & CO. or registered assigns the principal sum of [ ] on July 15, 2024, and to pay interest semiannually on January 15 and July 15, commencing [ ], on said principal sum at the rate per annum specified in the title of these Notes, from [ ] until the principal thereof is paid or made available for payment.

      For purposes of this Note, "Company" within the meaning of the Indenture referred to herein shall mean each Issuer.

      Reference is hereby made to the further provisions of this global security (the "GLOBAL SECURITY") set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth in this place.

      This Global Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been executed by the Trustee under the Indenture referred to herein.

      IN WITNESS WHEREOF, each Issuer has caused this Global Security to be duly executed under its corporate seal.

Dated:  [                    ], 2002

                                   AT&T Corp.


                                   By:
                                      -------------------------------
                                       Name:
                                       Title:

                                   Attest:


                                   By:
                                      -------------------------------
                                       Name:
                                       Title:


                                   AT&T Broadband Corp.


                                   By:
                                      -------------------------------
                                       Name:
                                       Title:

                                   Attest:


                                   By:
                                      -------------------------------
                                       Name:
                                       Title:

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

This is one of the Securities described in the within-mentioned Indenture.

THE BANK OF NEW YORK,
  As Trustee

By:
   -------------------------------
    Authorized Signatory

                                REVERSE OF NOTES

      The Issuers, jointly and severally, agree to pay the principal of, premium, if any, and interest on, this Global Security in immediately available funds at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, State of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts; provided, however, that at the option of the Issuers payment of interest on any Notes issued in definitive form other than interest due at the Maturity Date shown above may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Note register. Interest will be paid to persons in whose names the Notes are registered at the close of business on the January 1 or July 1, as the case may be, prior to any interest payment date. Except as otherwise set forth in the Indenture, Notes in definitive form will not be issued.

      This Note is one of a duly authorized issue of securities of the Issuers, issued and to be issued under and pursuant to an indenture, dated as of September 7, 1990, between AT&T and The Bank of New York, as Trustee under Indenture (herein referred to as the "TRUSTEE"), as amended by the First Supplemental Indenture, dated as of October 30, 1992, between AT&T and the Trustee, the Second Supplemental Indenture, dated as of [ ], 2002, between AT&T and the Trustee, and the Third Supplemental Indenture, dated as of [ ], 2002, among the Issuers and the Trustee (herein referred to as the "Indenture"), duly executed and delivered by the Issuers to the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuers and the Holder (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of these Notes. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

      In case an Event of Default with respect to the Notes, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the rights of the Holders of the Notes to be affected under the Indenture at any time by the Issuers and the Trustee with the consent of the Holders of a majority in principal amount of the outstanding Notes. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the outstanding Notes, on behalf of the Holders of all Notes, to waive compliance by the Issuers with certain provisions of the Indenture. The Indenture also provides that the Holders of not less than a majority in principal amount of the outstanding Notes may waive certain past defaults and their consequences on behalf of the Holders of all Notes. Any such consent or waiver by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders of such Note and of any Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon such Note.

     The Indenture also provides that the Covered Transactions (as defined in the Indenture), individually or together, (a) will not result in a consolidation, merger, sale, conveyance or other transfer of property of any Issuer (including stock of subsidiaries) as an entirety or substantially as an entirety for purposes of Section 5.01 of the Indenture or any other provision of the Indenture or these Notes, and (b) will not violate Sections 5.01, 5.02 or
5.03 of the Indenture or any other provision of the Indenture or these Notes, regardless of whether any person assumes any of the indebtedness outstanding under the Indenture or any other obligation under the Indenture or these Notes.

      The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Notes with respect to the Indenture or for any remedy under the Indenture.

      No reference herein to the Indenture and no provision of this Global Security or of the Indenture shall alter or impair the obligation of the Issuers, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, these Notes at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

      The Notes are issuable as registered Notes without coupons in denominations of U.S. $1,000 or any amount in excess thereof which is a multiple of U.S. $1,000 at the office or agency of the Trustee referred to above and in the manner and subject to the limitations provided in the Indenture. Notes may be exchanged without service charge for like aggregate principal amount of Notes.

      At the Effective Time (as defined in the Merger Agreement), each $1,000 principal amount of Notes shall be mandatorily exchanged (the "MANDATORY EXCHANGE") for $[ ] principal amount of [ ]% Notes Due [ ], 2022 ("NEW BROADBAND NOTES").

      New Broadband Notes shall only be issued in denominations of $1,000 and multiples of $1,000. If the Mandatory Exchange would result in a Holder being entitled to receive a fractional interest in the New Broadband Notes, the principal amount such Holder shall receive shall be rounded down to the nearest $1,000 multiple and such Holder shall receive cash in lieu of a fractional New Broadband Note for the balance.

      Interest accrued and unpaid on the Notes shall be paid on the date of the Mandatory Exchange.

      Each Holder of the Notes is deemed, by virtue of having acquired such Notes, to have expressly and irrevocably consented to the Mandatory Exchange.

      "MERGER AGREEMENT" means the Agreement and Plan of Merger by and among the Issuers, Comcast Corporation, AT&T Broadband Acquisition Corp., Comcast Acquisition Corp. and AT&T Comcast Corporation dated as of December 19, 2001, as it may be amended, supplemented or otherwise modified from time to time, whether prior to or after the date hereof.

      "BROADBAND INDENTURE" shall refer to the indenture dated as of [ ], 2002, among Broadband, as issuer, the Cable Guarantors party thereto and The Bank of New York, as trustee, pursuant to which the New Broadband Notes will be issued in exchange for the Notes.

      Upon completion of the Mandatory Exchange with respect to Notes and payment in full of all interest payable pursuant to the eleventh paragraph of this reverse of this Note, the Issuers shall be fully and completely discharged and released from their obligations under the Indenture and the Notes with respect to the Notes, including their obligations for the payment of principal and interest on the Notes.

      If the Merger Agreement is terminated and the Mergers (as defined therein) are abandoned at any time prior to the Effective Time, (a) Broadband shall be fully and completely released from its obligations under the Indenture and the Notes with respect to the Notes, including its obligations for the payment of principal and interest on the Notes, and (b) the Notes shall cease to be exchangeable for the New Broadband Notes.

      The Notes may be redeemed, at the option of the Issuers at any time or from time to time prior to maturity, as a whole or in part, upon the notice referred to below, at the following redemption prices (expressed in percentages of the principal amount) during the 12 month periods beginning July 15:

            2002.....................       103.971%
            2003.....................       103.640%
            2004.....................       103.309%
            2005.....................       102.978%
            2006.....................       102.647%
            2007.....................       102.316%
            2008.....................       101.985%
            2009.....................       101.655%
            2010.....................       101.324%
            2011.....................       100.993%
            2012.....................       100.662%
            2013.....................       100.331%

and thereafter at 100%, together in each case with accrued interest to the date fixed for redemption. As provided in the Indenture, notice of redemption to the holders of Notes to be redeemed as a whole or in part shall be given by mailing a notice of such redemption not less than thirty nor more than sixty days prior to the date fixed for redemption to their last addresses as they shall appear upon the register kept for that purpose.

      Upon due presentment for registration of transfer of this Note at the above-mentioned office or agency of the Trustee, a new Global Security or Notes of authorized denominations, for a like aggregate principal amount will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

      The Issuers, the Trustee, and any agent of the either Issuer or the Trustee may deem and treat the Holder hereof as the absolute owner hereof (whether or not this Global Security shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of or on account of the principal hereof and subject to the provisions above, of premium or interest thereon, and for all other purposes and neither the Issuers nor the Trustee nor any such agent shall be affected by any notice to the contrary.

      No recourse shall be had for the payment of the principal of, premium, if any, or the interest on, this Global Security or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director as such, past, present or future, of the Issuers or of any successor corporation, either directly or through the Issuers or of any successor corporation whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

      This Global Security shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of said State.

      Unless otherwise defined in this Global Security, all terms used in this Global Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM - as tenants in common

      TEN ENT - as tenants by the entireties

      JT TEN - as joint tenants with right of survivorship and not as tenants in common

      UNIF GIFT MIN ACT - ________________(Cust)___________(Minor)

      Under Uniform Gifts to Minor Act ________________(State)

      Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

________________________________________________________________________________

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

________________________________________________________________________________

the within Notes and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such Note on the books of the Issuers, with full power of substitution in the premises.

Date:


NOTICE: The signature of this assignment must correspond with the name as written upon the face of the within Notes in every particular without alteration or enlargement or any change whatsoever.

                [FORM OF 8.35% BROADBAND EXCHANGE NOTES DUE 2025]

                 PERMANENT GLOBAL REGISTERED FIXED RATE SECURITY

      THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HERINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO AT&T CORP. AND AT&T BROADBAND CORP. OR ITS AGENTS FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                        AT&T CORP.

                                   AT&T BROADBAND CORP.

                         8.35% Broadband Exchange Notes Due 2025

REGISTERED [       ]                                CUSIP No. [        ]

      AT&T Corp., a New York corporation ("AT&T") and AT&T Broadband Corp., a Delaware corporation ("BROADBAND," and with AT&T, each an "ISSUER" and collectively, the "Issuers"), for value received, hereby jointly and severally promise to pay to CEDE & CO. or registered assigns the principal sum of [ ] on January 15, 2025, and to pay interest semiannually on January 15 and July 15, commencing [ ], on said principal sum at the rate per annum specified in the title of these Notes, from [ ] until the principal thereof is paid or made available for payment.

      For purposes of this Note, "Company" within the meaning of the Indenture referred to herein shall mean each Issuer.

      Reference is hereby made to the further provisions of this global security (the "GLOBAL SECURITY") set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth in this place.

      This Global Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been executed by the Trustee under the Indenture referred to herein.

      IN WITNESS WHEREOF, each Issuer has caused this Global Security to be duly executed under its corporate seal.

Dated:  [       ], 2002

                                   AT&T Corp.


                                   By: __________________________________
                                       Name:
                                       Title:

                                   Attest:


                                   By: __________________________________
                                       Name:
                                       Title:


                                   AT&T Broadband Corp.


                                   By: __________________________________
                                       Name:
                                       Title:

                                   Attest:


                                   By: __________________________________
                                       Name:
                                       Title:

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

This is one of the Securities
described in the within-mentioned
Indenture.

THE BANK OF NEW YORK,
  As Trustee

By: ________________________________
      Authorized Signatory

                                REVERSE OF NOTES

      The Issuers, jointly and severally, agree to pay the principal of, premium, if any, and interest on, this Global Security in immediately available funds at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, State of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts; provided, however, that at the option of the Issuers payment of interest on any Notes issued in definitive form other than interest due at the Maturity Date shown above may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Note register. Interest will be paid to persons in whose names the Notes are registered at the close of business on the January 1 or July 1, as the case may be, prior to any interest payment date. Except as otherwise set forth in the Indenture, Notes in definitive form will not be issued.

      This Note is one of a duly authorized issue of securities of the Issuers, issued and to be issued under and pursuant to an indenture, dated as of September 7, 1990, between AT&T and The Bank of New York, as Trustee under Indenture (herein referred to as the "TRUSTEE"), as amended by the First Supplemental Indenture, dated as of October 30, 1992, between AT&T and the
Trustee, the Second Supplemental Indenture, dated as of [       ], 2002,
between AT&T and the Trustee, and the Third Supplemental Indenture, dated as of
[       ], 2002, among the Issuers and the Trustee (herein referred to as the
"INDENTURE"), duly executed and delivered by the Issuers to the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuers and the Holder (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of these Notes. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

      In case an Event of Default with respect to the Notes, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the rights of the Holders of the Notes to be affected under the Indenture at any time by the Issuers and the Trustee with the consent of the Holders of a majority in principal amount of the outstanding Notes. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the outstanding Notes, on behalf of the Holders of all Notes, to waive compliance by the Issuers with certain provisions of the Indenture. The Indenture also provides that the Holders of not less than a majority in principal amount of the outstanding Notes may waive certain past defaults and their consequences on behalf of the Holders of all Notes. Any such consent or waiver by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders of such Note and of any Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon such Note.

     The Indenture also provides that the Covered Transactions (as defined in the Indenture), individually or together, (a) will not result in a consolidation, merger, sale, conveyance or other transfer of property of any Issuer (including stock of subsidiaries) as an entirety or substantially as an entirety for purposes of Section 5.01 of the Indenture or any other provision of the Indenture or these Notes, and (b) will not violate Sections 5.01, 5.02 or
5.03 of the Indenture or any other provision of the Indenture or these Notes, regardless of whether any person assumes any of the indebtedness outstanding under the Indenture or any other obligation under the Indenture or these Notes.

      The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Notes with respect to the Indenture or for any remedy under the Indenture.

      No reference herein to the Indenture and no provision of this Global Security or of the Indenture shall alter or impair the obligation of the Issuers, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, these Notes at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

      The Notes are issuable as registered Notes without coupons in denominations of U.S. $1,000 or any amount in excess thereof which is a multiple of U.S. $1,000 at the office or agency of the Trustee referred to above and in the manner and subject to the limitations provided in the Indenture. Notes may be exchanged without service charge for like aggregate principal amount of Notes.

      At the Effective Time (as defined in the Merger Agreement), each $1,000 principal amount of Notes shall be mandatorily exchanged (the "MANDATORY
EXCHANGE") for $[      ] principal amount of [       ]% Notes Due [      ], 2022
("NEW BROADBAND NOTES").

      New Broadband Notes shall only be issued in denominations of $1,000 and multiples of $1,000. If the Mandatory Exchange would result in a Holder being entitled to receive a fractional interest in the New Broadband Notes, the principal amount such Holder shall receive shall be rounded down to the nearest $1,000 multiple and such Holder shall receive cash in lieu of a fractional New Broadband Note for the balance.

      Interest accrued and unpaid on the Notes shall be paid on the date of the Mandatory Exchange.

      Each Holder of the Notes is deemed, by virtue of having acquired such Notes, to have expressly and irrevocably consented to the Mandatory Exchange.

      "MERGER AGREEMENT" means the Agreement and Plan of Merger by and among the Issuers, Comcast Corporation, AT&T Broadband Acquisition Corp., Comcast Acquisition Corp. and AT&T Comcast Corporation dated as of December 19, 2001, as it may be amended, supplemented or otherwise modified from time to time, whether prior to or after the date hereof.

      "BROADBAND INDENTURE" shall refer to the indenture dated as of [ ], 2002, among Broadband, as issuer, the Cable Guarantors party thereto and The Bank of New York, as trustee, pursuant to which the New Broadband Notes will be issued in exchange for the Notes.

      Upon completion of the Mandatory Exchange with respect to Notes and payment in full of all interest payable pursuant to the eleventh paragraph of this reverse of this Note, the Issuers shall be fully and completely discharged and released from their obligations under the Indenture and the Notes with respect to the Notes, including their obligations for the payment of principal and interest on the Notes.

      If the Merger Agreement is terminated and the Mergers (as defined therein) are abandoned at any time prior to the Effective Time, (a) Broadband shall be fully and completely released from its obligations under the Indenture and the Notes with respect to the Notes, including its obligations for the payment of principal and interest on the Notes, and (b) the Notes shall cease to be exchangeable for the New Broadband Notes.

      The Notes may not be redeemed by the Issuers prior to January 15, 2005. The Notes may be redeemed, at the option of the Issuers, as a whole or from time to time in part, on or after January 15, 2005 and prior to maturity, upon the notice referred to below, at the following redemption prices (expressed in percentages of the principal amount) during the 12 month periods beginning January 15:

            2005.....................     103.288%
            2006.....................     102.959%
            2007.....................     102.630%
            2008.....................     102.302%
            2009.....................     101.973%
            2010.....................     101.644%
            2011.....................     101.315%
            2012.....................     100.986%
            2013.....................     100.658%
            2014.....................     100.329%

and thereafter at 100%, together in each case with accrued interest to the date fixed for redemption. As provided in the Indenture, notice of redemption to the holders of Notes to be redeemed as a whole or in part shall be given by mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to their last addresses as they shall appear upon the register kept for that purpose.

      Upon due presentment for registration of transfer of this Note at the above-mentioned office or agency of the Trustee, a new Global Security or Notes of authorized denominations, for a like aggregate principal amount will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

      The Issuers, the Trustee, and any agent of the either Issuer or the Trustee may deem and treat the Holder hereof as the absolute owner hereof (whether or not this Global Security shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of or on account of the principal hereof and subject to the provisions above, of premium or interest thereon, and for all other purposes and neither the Issuers nor the Trustee nor any such agent shall be affected by any notice to the contrary.

      No recourse shall be had for the payment of the principal of, premium, if any, or the interest on, this Global Security or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director as such, past, present or future, of the Issuers or of any successor corporation, either directly or through the Issuers or of any successor corporation whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

      This Global Security shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of said State.

      Unless otherwise defined in this Global Security, all terms used in this Global Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM  - as tenants in common

      TEN ENT  - as tenants by the entireties

      JT TEN   - as joint tenants with right of survivorship and not as tenants in common

      UNIF GIFT MIN ACT - ________________(Cust)___________(Minor)

      Under Uniform Gifts to Minor Act ________________(State)

      Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

___________________________________________________________________________

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

___________________________________________________________________________

the within Notes and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such Note on the books of the Issuers, with full power of substitution in the premises.

Date:


NOTICE: The signature of this assignment must correspond with the name as written upon the face of the within Notes in every particular without alteration or enlargement or any change whatsoever.

         [FORM OF 8.625% BROADBAND EXCHANGE NOTES DUE DECEMBER 1, 2031]

                 PERMANENT GLOBAL REGISTERED FIXED RATE SECURITY

      THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC") TO A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO AT&T CORP. AND AT&T BROADBAND CORP. OR ITS AGENTS FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                   AT&T CORP.

                              AT&T BROADBAND CORP.

              8.625% Broadband Exchange Notes Due December 1, 2031

REGISTERED [        ]                           CUSIP No. [         ]

      AT&T Corp., a New York corporation ("AT&T") and AT&T Broadband Corp., a Delaware corporation ("BROADBAND," and with AT&T, each an "ISSUER" and collectively, the "Issuers"), for value received, hereby jointly and severally
promise to pay to CEDE & CO. or registered assigns the principal sum of [      ]
on December 1, 2031, and to pay interest semiannually on June 1 and December 1,
commencing [      ], on said principal sum at the rate per annum specified in
the title of these Notes, from [      ] until the principal thereof is paid or
made available for payment.

      For purposes of this Note, "Company" within the meaning of the Indenture referred to herein shall mean each Issuer.

      Reference is hereby made to the further provisions of this global security (the "GLOBAL SECURITY") set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth in this place.

      This Global Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been executed by the Trustee under the Indenture referred to herein.

      IN WITNESS WHEREOF, each Issuer has caused this Global Security to be duly executed under its corporate seal.

Dated:  [        ], 2002

                                   AT&T Corp.


                                   By: __________________________________
                                       Name:
                                       Title:

                                   Attest:


                                   By: __________________________________
                                       Name:
                                       Title:


                                   AT&T Broadband Corp.


                                   By: __________________________________
                                       Name:
                                       Title:

                                   Attest:


                                   By: __________________________________
                                       Name:
                                       Title:

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

This is one of the Securities
described in the within-mentioned
Indenture.

THE BANK OF NEW YORK,
  As Trustee

By: _______________________________
      Authorized Signatory

                                REVERSE OF NOTES

      The Issuers, jointly and severally, agree to pay the principal of, premium, if any, and interest on, this Global Security in immediately available funds at the office or agency of the Trustee maintained for that purpose in the Borough of Manhattan, The City of New York, State of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts; provided, however, that at the option of the Issuers payment of interest on any Notes issued in definitive form other than interest due at the Maturity Date shown above may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Note register. Interest will be paid to persons in whose names the Notes are registered at the close of business on the May 15 or November 15, as the case may be, prior to any interest payment date. Except as otherwise set forth in the Indenture, Notes in definitive form will not be issued.

      This Note is one of a duly authorized issue of securities of the Issuers, issued and to be issued under and pursuant to an indenture, dated as of September 7, 1990, between AT&T and The Bank of New York, as Trustee under Indenture (herein referred to as the "TRUSTEE"), as amended by the First Supplemental Indenture, dated as of October 30, 1992, between AT&T and the
Trustee, the Second Supplemental Indenture, dated as of [      ], 2002, between
AT&T and the Trustee, and the Third Supplemental Indenture, dated as of [
], 2002, among the Issuers and the Trustee (herein referred to as the "INDENTURE"), duly executed and delivered by the Issuers to the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuers and the Holder (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of these Notes. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

      In case an Event of Default with respect to the Notes, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the rights of the Holders of the Notes to be affected under the Indenture at any time by the Issuers and the Trustee with the consent of the Holders of a majority in principal amount of the outstanding Notes. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the outstanding Notes, on behalf of the Holders of all Notes, to waive compliance by the Issuers with certain provisions of the Indenture. The Indenture also provides that the Holders of not less than a majority in principal amount of the outstanding Notes may waive certain past defaults and their consequences on behalf of the Holders of all Notes. Any such consent or waiver by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders of such Note and of any Note issued upon registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon such Note.

      The Indenture also provides that the Covered Transactions (as defined in the Indenture), individually or together, (a) will not result in a consolidation, merger, sale, conveyance or other transfer of property of any Issuer (including stock of subsidiaries) as an entirety or substantially as an entirety for purposes of Section 5.01 of the Indenture or any other provision of the Indenture or these Notes, and (b) will not violate Sections 5.01, 5.02 or
5.03 of the Indenture or any other provision of the Indenture or these Notes, regardless of whether any person assumes any of the indebtedness outstanding under the Indenture or any other obligation under the Indenture or these Notes.

      The Indenture contains provisions setting forth certain conditions to the institution of proceedings by Holders of Notes with respect to the Indenture or for any remedy under the Indenture.

      No reference herein to the Indenture and no provision of this Global Security or of the Indenture shall alter or impair the obligation of the Issuers, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, these Notes at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

      The Notes are issuable as registered Notes without coupons in denominations of U.S. $1,000 or any amount in excess thereof which is a multiple of U.S. $1,000 at the office or agency of the Trustee referred to above and in the manner and subject to the limitations provided in the Indenture. Notes may be exchanged without service charge for like aggregate principal amount of Notes.

      At the Effective Time (as defined in the Merger Agreement), each $1,000 principal amount of Notes shall be mandatorily exchanged (the "MANDATORY
EXCHANGE") for $[      ] principal amount of [      ]% Notes Due [      ], 2022
("NEW BROADBAND NOTES").

      New Broadband Notes shall only be issued in denominations of $1,000 and multiples of $1,000. If the Mandatory Exchange would result in a Holder being entitled to receive a fractional interest in the New Broadband Notes, the principal amount such Holder shall receive shall be rounded down to the nearest $1,000 multiple and such Holder shall receive cash in lieu of a fractional New Broadband Note for the balance.

      Interest accrued and unpaid on the Notes shall be paid on the date of the Mandatory Exchange.

      Each Holder of the Notes is deemed, by virtue of having acquired such Notes, to have expressly and irrevocably consented to the Mandatory Exchange.

      "MERGER AGREEMENT" means the Agreement and Plan of Merger by and among the Issuers, Comcast Corporation, AT&T Broadband Acquisition Corp., Comcast Acquisition Corp. and AT&T Comcast Corporation dated as of December 19, 2001, as it may be amended, supplemented or otherwise modified from time to time, whether prior to or after the date hereof.

      "BROADBAND INDENTURE" shall refer to the indenture dated as of [ ], 2002, among Broadband, as issuer, the Cable Guarantors party thereto and The Bank of New York, as trustee, pursuant to which the New Broadband Notes will be issued in exchange for the Notes.

      Upon completion of the Mandatory Exchange with respect to Notes and payment in full of all interest payable pursuant to the eleventh paragraph of this reverse of this Note, the Issuers shall be fully and completely discharged and released from their obligations under the Indenture and the Notes with respect to the Notes, including their obligations for the payment of principal and interest on the Notes.

      If the Merger Agreement is terminated and the Mergers (as defined therein) are abandoned at any time prior to the Effective Time, (a) Broadband shall be fully and completely released from its obligations under the Indenture and the Notes with respect to the Notes, including its obligations for the payment of principal and interest on the Notes, and (b) the Notes shall cease to be exchangeable for the New Broadband Notes.

      The Notes may be redeemed, at the option of the Issuers, as a whole or from time to time in part, on or after December 1, 2001 and prior to maturity, upon the notice referred to below, at the following redemption prices (expressed in percentages of the principal amount) during the 12 month periods beginning December 1:

            2001......................     105.56%
            2002......................     105.28%
            2003......................     105.00%
            2004......................     104.73%
            2005......................     104.45%
            2006......................     104.17%
            2007......................     103.89%
            2008......................     103.61%
            2009......................     103.34%
            2010......................     103.06%
            2011......................     102.78%
            2012......................     102.50%
            2013......................     102.22%
            2014......................     101.95%
            2015......................     101.67%
            2016......................     101.39%
            2017......................     101.11%
            2018......................     100.83%
            2019......................     100.56%
            2020......................     100.28%

and thereafter at 100%, together in each case with accrued interest to the date fixed for redemption. As provided in the Indenture, notice of redemption to the holders of Notes to be redeemed as a whole or in part shall be given by mailing a notice of such redemption not less than thirty nor more than sixty days prior to the date fixed for redemption to their last addresses as they shall appear upon the register kept for that purpose.

      Upon due presentment for registration of transfer of this Note at the above-mentioned office or agency of the Trustee, a new Global Security or Notes of authorized denominations, for a like aggregate principal amount will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Issuers may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

      The Issuers, the Trustee, and any agent of the either Issuer or the Trustee may deem and treat the Holder hereof as the absolute owner hereof (whether or not this Global Security shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of or on account of the principal hereof and subject to the provisions above, of premium or interest thereon, and for all other purposes and neither the Issuers nor the Trustee nor any such agent shall be affected by any notice to the contrary.

      No recourse shall be had for the payment of the principal of, premium, if any, or the interest on, this Global Security or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director as such, past, present or future, of the Issuers or of any successor corporation, either directly or through the Issuers or of any successor corporation whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

      This Global Security shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of said State.

      Unless otherwise defined in this Global Security, all terms used in this Global Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM  - as tenants in common

      TEN ENT  - as tenants by the entireties

      JT TEN   - as joint tenants with right of survivorship and not as tenants in common

      UNIF GIFT MIN ACT - ________________(Cust)___________(Minor)

      Under Uniform Gifts to Minor Act ________________(State)

      Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE]

_________________________________________________________________________

[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

_________________________________________________________________________

the within Notes and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such Note on the books of the Issuers, with full power of substitution in the premises.

Date:


NOTICE: The signature of this assignment must correspond with the name as written upon the face of the within Notes in every particular without alteration or enlargement or any change whatsoever.